                                                                    EXHIBIT 10.7

                                THIRD AMENDMENT

     The parties to a Lease dated December 9, 1988 between Wellco Newton Limited Partnership, a Massachusetts limited partnership and ADE Corporation, a Massachusetts corporation hereby agree that all the terms and conditions will remain the same except for the following:

     1.  Paragraph 2.2 Term.  Present term will be amended and extended to
         ------------------
     June 30, 2002.



     2.  Paragraph 2.2 Renewal Option.  Tenant shall have the right to extend
         ----------------------------
     the Term of this Lease for one (1) additional period of three (3) years, by written notice given to the Landlord at least three hundred and sixty (360) days before the expiration of the Extended Term. Such Term shall be governed by all the provisions of this Lease, and the Annual Fixed Rent shall be as set by agreement of the parties but be no less than the rental for the last year of the Extended Term.

     3.  Paragraph 2.3(a) Annual Fixed Rent (Net)   Will be amended as follows:
         ----------------------------------------
              July 1, 1997 to June 30, 1998                    $   354,600
              July 1, 1998 to June 30, 1999                        364,500
              July 1, 1999 to June 30, 2000                        387,450
              July 1, 2000 to June 30, 2001                        410,350
              July 1, 2001 to June 30, 2002                        456,150

     4.  Paragraph 2.4 Tenant Improvements.  The Tenant will continue to
         ---------------------------------
     occupy the building "as is" except that a new membrane roof will be installed by Landlord in coordination with certain building improvements to be done by Tenant.

     5.  Paragraph 6.8 Assignment and Subletting.  The Landlord agrees to add
         ---------------------------------------
     to the first sentence of this paragraph which begins on page 8 and continues on page 9, after the word Landlord, "which consent of Landlord will not be unreasonably withheld".

     Executed as a sealed instrument in two or more counterparts on this the sixth day of June, 1997.

Wellco Newton Limited Partnership    ADE Corporation

/s/ Thomas K. Connolly               /s/ Mark D. Shooman
-----------------------------        -------------------------------------
Thomas K. Connolly                   Name & Title: Mark D. Shooman,
                                     Vice President and Chief Financial Officer